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                                                                    Exhibit 99.1

                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT effective as of January 25, 2005 (Employment Agreement") by and between MKS Instruments, Inc., a Massachusetts Corporation (the "Corporation"), and Ron Hadar of Cupertino, CA (the "Employee").

WHEREAS, the Corporation and the Employee desire to provide for the employment of the Employee by the Corporation:

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the Corporation and the Employee hereby agree as follows:

      (1) Term of Employment: The Corporation hereby employs the Employee, and the Employee hereby accepts employment with the Corporation, for a period commencing as of January 25, 2005 and continuing from month to month thereafter until terminated as provided in this Section (1). Either the Corporation or the Employee may terminate the employment of the Employee under this Employment Agreement at any time after January 25, 2005 by giving written notice to the other party stating its or his election to terminate the employment of the Employee under this Employment Agreement. The employment of the Employee under this Employment Agreement shall terminate thirty (30) days after the date of receipt by the other party of such notice; provided, however, that the employment of the Employee under this Employment Agreement is subject to prior termination as hereinafter provided in Section (5).

      (2) Capacity: The Employee shall serve in such capacity as may be assigned to him consistent with his training and experience for the term of employment under this Employment Agreement and shall have such authority as is delegated to him by the President and COO of the Corporation, or his designee.

      (3) Extent of Services: During the term of employment of the Employee under this Employment Agreement, the Employee shall devote his full time to, and use his best efforts in

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the furtherance of, the business of the Corporation and shall not engage in any other business activity, which interferes in any way with the Employee performance of his duties to the Corporation, whether or not such business activity is pursued for gain or any other pecuniary advantage, without the prior written consent of the Corporation.

      (4) Compensation: In consideration of the services to be rendered by the Employee under this Employment Agreement, the Corporation agrees to pay, and the Employee agrees to accept, the following compensation:

            (a) Base Salary: A base salary at the rate of two hundred and five thousand dollars ($205,000) per year for the term of employment of the Employee under this Employment Agreement. The base salary shall be payable in equal weekly or biweekly installments subject to usual withholding requirements and the pay practices applicable to the Employee during the term of this Employment Agreement. This salary will be subject to any changes in pay policies that may be established by the Corporation. The Employee's salary will be reviewed regularly according to the practices of the Corporation. No overtime pay will be paid to the Employee by the Corporation.

            (b) Incentive: For each calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement, the Employee shall be entitled to participate in a Management Incentive Program pursuant to the terms of which the Employee may receive compensation in addition to his base salary if the Corporation attains its consolidated financial goals during such calendar year of the Corporation. The "targeted" additional compensation goal for the Employee shall be 40% of his earnings. The Management Incentive Program, including the consolidated financial goals established by the Corporation for the calendar year and the formula to be used to determine the payment of amounts under the Management Incentive Program, will be communicated to the Employee in writing prior to the beginning of each calendar year of the Corporation.

            If there shall be any disagreement between the Corporation and the Employee as to the calculation of the Management Incentive Bonus in any calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement, the decision of the independent public accounting firm of the Corporation as to the amount of the Management Incentive Bonus of the Corporation shall be conclusive and binding on the Corporation and the Employee. The Employee shall have no right to inspect any of the books, papers or records of the Corporation, except that the Employee shall be entitled to inspect any

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certificate of such independent public accounting firm as to the calculation of the Management Incentive Bonus of the Corporation in any calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement. Incentive payments shall be payable to the Employee on or before March 31 after the end of each calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement. The Employee will not receive any payment under the management Incentive Program for any calendar year in which the Employee is not actively employed on the last day of that calendar year.

            (c) MKS Instruments, Inc. Profit Sharing and 401-K Plan: The Employee shall be eligible to become a participant under the profit sharing plan of the Corporation on fulfilling the conditions set forth in the MKS Instruments, Inc. Profit Sharing and 401-K Plan of the Corporation.

            (d) Vacation: The Employee shall be entitled to an annual vacation leave of 20 days at full pay during each year of this Employment Agreement, subject to the Employee arranging such vacation so as not to affect adversely the ability of the Corporation to transact its necessary business.

            (e) Life Insurance: The Corporation shall provide, and pay all of the premiums for term life insurance for the Employee during the term of employment of the Employee under this Employment Agreement in accordance with the term life insurance plan of the Corporation.

            (f) Medical/Dental Insurance: The Corporation shall provide group medical/dental insurance for the Employee under the Plans of the Corporation applicable to the Employee during the term of employment of the Employee under this Employment Agreement.

            (g) Other Benefits: The Corporation shall provide other benefits for the employee under the Plans of the Corporation applicable to the Employee during the term of employment of the Employee under this Employment Agreement.

      (5) Termination: The employment of the Employee under this Employment Agreement shall terminate:

            (a) On the expiration of the period of employment as provided in Section (1).

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            (b) Upon the death of the Employee.

            (c) At the election of the Corporation (i) if the Employee shall fail, or refuse, to perform the services required of him under this Employment Agreement, or (ii) if the Employee shall fail, or refuse, to perform the other covenants and agreements required of him under this Employment Agreement, or
(iii) for "cause"", which term shall mean acts or actions detrimental to the best interests of the Corporation.

      (6) Payment Upon Termination:

            (a) If the employment of the Employee is terminated on the expiration of the period of employment as provided in Section (1), the Employee shall be paid all accrued, but unpaid, salary, bonus, vacation and other benefits earned as of his effective date of termination.

            (b) If the employment of the Employee is terminated by death, the Corporation shall pay to the estate of the Employee all accrued, but unpaid, salary, bonus, vacation and other benefits which would otherwise be payable to the Employee at the end of the month in which his death occurs.

            (c) In the event the employment of the Employee is terminated at the election of the Corporation pursuant to Section (5) (c) hereof, the Employee shall be paid all accrued, but unpaid, salary, bonus, vacation and other benefits earned as of his effective date of termination.

            (d) If the employment of the Employee is terminated by the Corporation other than pursuant to Section 5 (c) hereof, the Corporation (i) shall continue to pay Employee the Base Salary in effect immediately prior to the time of such termination for six (6) months after the last full day Employee works under this Agreement at its normal payroll payment dates; (ii) shall reimburse Employee for the premiums (if any) he pays for continuation of life insurance should he elect to exercise the conversion feature of the Corporation's group life policy then in effect; and (iii) continue to pay for such medical/dental/vision insurance as Employee may then receive (such payments of Base Salary and payments or reimbursements of insurance premiums by the Corporation, the "Severance Benefits).Employee agrees that, (a) his eligibility for or entitlement to the foregoing Severance Benefits shall be subject to Employee's execution and delivery of a release, in such form as the Corporation may require, that, among other things, may be a general release of any and all claims Employee may have against Employer, (b) Employee

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shall have no rights or remedies in the event of his or her termination by the
Corporation without Cause and other than as a result of Disability or death except for those set forth in this Agreement and (c) Employee's right to receive any of the foregoing Severance Benefits shall be expressly conditioned upon Employee's full compliance with the terms of the Confidential Information Policy of the Corporation, pursuant to its continued effectiveness, and Employee's full cooperation with the Corporation in both fulfilling the terms of this Agreement and the terms of the Confidential Information Policy of the Corporation and otherwise performing such actions as the Corporation may reasonably request in transitioning Employee from his employment with the Corporation. Upon any breach of either such agreement by Employee, Employee's rights to any continued payment of Severance Benefits shall immediately cease and Employee shall be obligated to repay to the Corporation all amounts paid by the Corporation for the Severance Benefits except for the amount of $1,000, which Employee shall be entitled to retain.

            (7) Trade Secrets: The Employee covenants and agrees that he will communicate to the Corporation, and will not divulge or communicate to any other person, partnership, corporation or other entity without the prior written consent of the Corporation, any trade secrets of the Corporation or confidential information relating to the business of the Corporation or any one connected with the Corporation, and that such trade secrets and confidential information shall not be used by the Employee either on his own behalf or for the benefit of others or disclosed by the Employee to any one, except to the Corporation, during or after the term of employment of the Employee under this Employment Agreement.

      (8) Inventions and Patents:

            (a) The Employee shall make prompt full disclosure in writing to the Corporation of all inventions, improvements and discoveries, whether or not patentable, which the Employee conceives, devises, makes, discovers, develops, perfects or first reduces to practice, either alone or jointly with others, during the term of employment of the Employee under this Employment Agreement, which relate in any way to the fields, products or business of the Corporation, including development and research, whether during or out of the usual hours of work or on or off the premises of the Corporation or by use of the facilities of the Corporation or otherwise and whether at the request or suggestion of the Corporation or otherwise (all such inventions, improvements and discoveries being hereinafter called the "Inventions"), including any

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Inventions which relate in any way to the fields, products or business of the
Corporation, whether or not patentable, conceived, devised, made, discovered, developed, perfected or first reduced to practice by the Employee after the employment of the Employee under this Employment Agreement is terminated if the Inventions were conceived by the Employee during the term of employment of the Employee under this Employment Agreement. Any Inventions which relate in any way to the fields, products or business of the Corporation, whether or not patentable, conceived, devised, made, discovered, developed, perfected or first reduced to practice by the Employee within six (6) months of the date of termination of the employment of the Employee under this Employment Agreement shall be conclusively presumed to have been conceived during the term of employment of the Employee under this Employment Agreement.

            (b) The Employee agrees that the Inventions shall be the sole and exclusive property of the Corporation.

            (c) The Employee agrees to assist the Corporation and its nominees in every reasonable way (entirely at its or their expense) to obtain for the benefit of the Corporation letters patent for the Inventions and trademarks, trade names and copyrights relating to the Inventions, and any renewals, extensions or reissues thereof, in any and all countries, and agrees to make, execute, acknowledge and deliver, at the request of the Corporation, all written applications for letters patent, trademarks, trade names and copyrights relating to the Inventions and any renewals, extensions or reissues thereof, in any and all countries, and all documents with respect thereto, and all powers of attorney relating thereto and, without further compensation, to assign to the Corporation or its nominee all the right, title and interest of the Employee in and to such applications and to any patents, trademarks, trade names or copyrights which shall thereafter issue on any such applications, and to execute, acknowledge and deliver all other documents deemed necessary by the Corporation to transfer to or vest in the Corporation all of the right, title and interest of the Employee in and to the Inventions, and to such trademarks, trade names, patents and copyrights together with exclusive rights to make, use, license and sell them throughout the world.

            (d) The Employee agrees that even though his employment is terminated under this Employment Agreement he will, at any time after such termination of employment, carry out and perform all of the agreements of Subsections (8) (a) and (8) (c) above, and will at any time and at all times cooperate with the Corporation in the prosecution and/or defense of any litigation which may arise in connection with the Inventions, provided, however, that should such services

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be rendered after termination of employment of the Employee under this
Employment Agreement, the Employee shall be paid reasonable compensation on a per diem basis.

            (e) The Employee agrees to make and maintain adequate and current written records of all Inventions in the form of notes, sketches, drawings, or reports relating thereto, which records shall be and remain the property of, and available to, the Corporation at all times.

            (f) The Employee agrees that he will, upon leaving the employment of the Corporation, promptly deliver to the Corporation all originals and copies of disclosures, drawings, prints, letters, notes, and reports either typed, handwritten or otherwise memorialized, belonging to the Corporation which are in his possession or under his control and the Employee agrees that he will not retain or give away or make copies of the originals or copies of any such disclosures, drawings, prints, letters, notes or reports.

            (9) Property of Corporation: All files, records, reports, documents, drawings, specifications, equipment, and similar items relating to the business of the Corporation, whether prepared by the Employee or otherwise coming into his possession, shall remain the exclusive property of the Corporation and shall not be removed by the Employee from the premises of the Corporation under any circumstances whatsoever without the prior written consent of the Corporation. The Employee shall return to the Corporation all of the Corporation's property in his possession, custody or control, including but not limited to, any building or office pass card, key, identification card, credit card, mobile or cellular telephone, computer hardware and software, and all documents relating to the Corporation's business, whether in paper, electronic or digital format.

      (10) Non-Competition:

            (a) The Employee agrees to adhere to the non-competition provision set forth in Section 9.03 of the Share Purchase Agreement among Tenta Technology Ltd., the shareholders of Tenta Technology, Ltd. and the Corporation, dated March 7, 2002 (the "Share Purchase Agreement").

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      (11) Non-Solicitation. The Employee agrees to adhere to the non-solicitation provisions set forth in Section 9.02 of the Share Purchase Agreement among Tenta Technology Ltd., the shareholders of Tenta Technology, Ltd. and the Corporation, dated March 7, 2002 (the "Share Purchase Agreement").

      (12) Notice: Any and all notices under this Employment Agreement shall be in writing and, if to the Corporation, shall be duly given if sent to the Corporation by registered or certified mail, postage prepaid, return receipt requested, at the address of the Corporation set forth under its name below or at such other address as the Corporation may hereafter designate to the Employee in writing for the purpose, and if to the Employee, shall be duly given if delivered to the Employee by hand or if sent to the Employee by registered or certified mail, postage prepaid, return receipt requested, at the address of the Employee set forth under his name below or at such other address as the Employee may hereafter designate to the Corporation in writing for the purpose.

      (13) Assignment: The rights and obligations of the Corporation under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Corporation. The rights and obligations of the Employee under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the heirs, executors and legal representatives of the Employee.

      (14) Entire Agreement and Severability:

            (a) This Employment Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Employee by the Corporation and contains all of the covenants and agreements between the parties with respect to such employment, other than those provisions of the Share Purchase Agreement specifically referred to herein. Each party to this Employment Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or any one acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Employment Agreement shall be valid and binding. Any modification of this Employment Agreement will be effective only if it is in writing signed by both parties to this Employment Agreement.

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            (b) If any provision in this Employment Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

            (c) All pronouns used herein shall include the masculine, feminine, and neuter gender as the context requires.

      (15) Governing Law: This Employment Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within The Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, the parties hereto have executed, in the Commonwealth of
Massachusetts, this Employment Agreement as a sealed instrument, all as of the day, month and year first written above.

MKS INSTRUMENTS, INC.

By: /s/ Leo Berlinghieri
    ------------------------------
    President and COO

    90 Industrial Way
    Wilmington, MA 01887

    /s/ Ron Hadar
    ------------------------------
    Ron Hadar

    Address:

    10337 Tula Lane
    Cupertino, CA 95014

Date: March 22, 2005